Exhibit 10.1

June 29, 2012

Antero Resources Corporation

Antero Resources Piceance Corporation

Antero Resources Pipeline Corporation

Antero Resources Appalachian Corporation

1625 17th Street, 3rd Floor,

Denver, Colorado 80202

Attention:	Glen Warren
President and Chief Financial Officer

Re:  Borrowing Base and Aggregate Commitment Decrease

Ladies and Gentlemen:

Reference is hereby made to that certain Fourth Amended and Restated Credit Agreement dated as of November 4, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Antero Resources Corporation (“Antero”), Antero Resources Piceance Corporation (“Antero Piceance”), Antero Resources Pipeline Corporation (“Antero Pipeline”) and Antero Resources Appalachian Corporation (“Antero Appalachian”) (Antero, Antero Piceance, Antero Pipeline and Antero Appalachian are hereinafter individually referred to as a “Borrower” and collectively as the “Borrowers”), certain Subsidiaries of the Borrowers, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  References herein to any Section shall be to a Section of the Credit Agreement unless otherwise specifically provided.

The Borrowers have certified to the Administrative Agent that (a) the sale of all of their exploration and production assets in the Arkoma Basin along with associated commodity hedges (the “Arkoma Assets”) has been consummated pursuant to the terms and conditions of that certain Purchase and Sale Agreement, dated as of June 1, 2012, between Antero and Vanguard Permian, LLC (the “Arkoma Sale Transaction”) and (b) each of the conditions required in connection with the sale of the Arkoma Assets pursuant to the terms of Section 7.03(b) and Section 7.05(h) have been satisfied.  In addition, the Borrowers have informed the Administrative Agent and the Lenders that upon consummation of the Arkoma Sale Transaction and pursuant to Section 2.02, they desire to reduce the Aggregate Commitment from $950,000,000 to $750,000,000.

Based on such information and pursuant to Section 7.03(b) and Section 7.05(h), the Administrative Agent and the Lenders (or at least the required percentage thereof) hereby notify you that as a result of the consummation of the Arkoma Sale Transaction and the sale of the Arkoma Assets, (a) the Borrowing Base shall be reduced by $200,000,000 and (b) effective as of the date hereof, the Borrowing Base shall be $1,350,000,000 and shall remain at such amount until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.  In addition, the Administrative Agent hereby notifies you that pursuant to your request under Section 2.02, effective as of the date hereof, the Aggregate Commitment shall be reduced to $750,000,000 and the Commitment of each Lender shall be proportionately reduced based on such Lender’s Applicable Percentage.

By its signature below, each Credit Party hereby (a) acknowledges and agrees that effective as of the date hereof, the Borrowing Base shall be $1,350,000,000 and the Aggregate Commitment shall be $750,000,000; (b) acknowledges and agrees that after giving effect to the reduction in the Aggregate Commitment contained herein and any concurrent prepayment of the Loans in accordance with Section 2.10 and Section 2.11, the Aggregate Credit Exposure is less than the Aggregate Commitment; (c) acknowledges and agrees that except as set forth herein, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (d) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Loan Document to which it is a party; (e) ratifies and reaffirms all of the Liens securing the payment and performance of the Obligations; (f) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, after giving effect to the consents contained herein, (i) all of the representations and warranties contained in the Credit Agreement and each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing; and (g) acknowledges and agrees that this letter agreement shall constitute a Loan Document for all purposes and in all respects.

This letter agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.  This letter agreement may be executed in counterparts with each counterpart constituting an original and all of the counterparts, once executed, constituting but one original.  Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart.

[Signature Pages Follow]

Please execute a copy of this letter agreement in the spaces provided below to evidence your acceptance and approval of the terms and conditions set forth herein and return a fully-executed copy to the attention of the undersigned.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Authorized Officer

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Jonathan Herrick
Name: Jonathan Herrick
Title: Assistant Vice President

BANK OF SCOTLAND PLC,
as Co-Documentation Agent and a Lender

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

By:	/s/ Mark A. Roche
Name: Mark A. Roche
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Co-Documentation Agent and a Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Sorokolit
Name: Lara Sorokolit
Title: Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

COMERICA BANK,
as a Lender

By:	/s/ Katya Evseev
Name: Katya Evseev
Title: Corporate Banking Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Director

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Paul J. Pace
Name: Paul J. Pace
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
Name: John C. Springer
Title: AVP

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail J. Nofsinger
Name: Gail J. Nofsinger
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender

By:	/s/ John F. Miller
Name: John F. Miller
Title: Attorney - in - Fact

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Bepi Yasin
Name: Bepi Yasin
Title: Authorized Signatory

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Parul June
Name: Parul June
Title: Vice President

AGREED AND ACCEPTED
AS OF THE DATE SET FORTH ABOVE:

ANTERO RESOURCES CORPORATION
ANTERO RESOURCES PICEANCE CORPORATION
ANTERO RESOURCES PIPELINE CORPORATION
ANTERO RESOURCES APPALACHIAN CORPORATION

By:	/s/ Alvyn A. Schopp
Alvyn A. Schopp
Treasurer and Vice President, Administration and Accounting for all of the foregoing Borrowers

ANTERO RESOURCES FINANCE CORPORATION

By:	/s/ Alvyn A. Schopp
Alvyn A. Schopp
Treasurer and Vice President, Administration and Accounting

ANTERO RESOURCES BLUESTONE LLC

By:	/s/ Alvyn A. Schopp
Alvyn A. Schopp
Vice President — Accounting & Administration/Treasurer